                    LEASING EDGE CORPORATION

                      6540 South Pecos Road
                            Suite 103
                     Las Vegas, Nevada 89120
                       -------------------

                    NOTICE OF ANNUAL MEETING

                    To Be Held July    , 1996

To all Stockholders of
   LEASING EDGE CORPORATION

          NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of LEASING EDGE CORPORATION, a Delaware corporation
(the "Company"), will be held at                              on
Monday, July    , 1996 at the hour of 9:00 a.m., Pacific Time, for
the following purposes:

          1. To elect five directors to serve for a term of one year and until their respective successors shall be elected and shall qualify;

          2. To consider and vote upon a proposal to approve the Company's 1996 Stock Option Plan;

          3. To approve an Amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock;

          4. To ratify the appointment of auditors for the fiscal year to end December 31, 1996; and

          5. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          Only stockholders of record at the close of business on June , 1996] are entitled to notice of and to vote at such meeting or any adjournment thereof. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its Annual Report to shareholders for the year ended December 31, 1995 are enclosed herewith.

          By order of the Board of Directors.


          --------------------------------
          Michael F. Daniels,
          President

Las Vegas, Nevada
June    , 1996

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE WHICH HAS BEEN PROVIDED. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                    LEASING EDGE CORPORATION

                      6540 South Pecos Road
                            Suite 103
                     Las Vegas, Nevada 89120

                   ---------------------------
                   PROXY STATEMENT FOR ANNUAL
                     MEETING OF STOCKHOLDERS
                   ---------------------------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of LEASING EDGE CORPORATION (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at
on Monday, July    , 1996, at 9:00 a.m., Pacific Time, and at any
adjournment thereof (the "1996 Meeting").

          Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting in accordance with the directions given therein.

          The principal executive offices of the Company are
located at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada
89120.  The approximate date upon which this Proxy Statement and the enclosed form of proxy will first be sent to stockholders is on
or about June    , 1996.

          Stockholders of record of the Company's Common Stock at
the close of business on June    , 1996, (the "Record Date") shall
be entitled to one vote for each share then held.  There were
outstanding on said date       shares of Common Stock owned by
approximately       stockholders of record.

          Management and Directors of the Company, which
collectively owned on the Record Date approximately     % of the
outstanding shares of the Common Stock, have indicated that they will vote all of their shares for each such proposal.

          A list of stockholders entitled to vote at the 1996 Meeting will be available at the Company's offices, 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 for a period of ten days prior to the 1996 Meeting for examination by any stockholder, and at the 1996 Meeting itself.

                      ELECTION OF DIRECTORS

PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees to the Board of Directors

          Five directors will be elected at the 1996 Meeting to serve for a term of one year and until their respective successors shall have been elected and shall qualify. Unless otherwise indicated, the accompanying form of proxy will be voted for the persons listed below. In the event that any nominee for Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed form of proxy, for such substitute nominee as may be nominated by the Company. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

          Michael F. Daniels
          L. Derrick Ashcroft
          William G. McMurtrey
          Larry M. Segall
          David C. Ward

          Messrs. Daniels, Ashcroft, McMurtrey and Segall and Dr. Ward are current members of the Board of Directors. Certain information regarding these nominees is set forth below in the MANAGEMENT Section under the heading "Directors and Executive Officers".


Recommendation of the Board of Directors

          The Board of Directors recommends that the stockholders vote "FOR" each of the five nominees named above.


Vote Required

          The nominees for election as director at the 1996 Meeting who receive the five largest pluralities of votes properly cast for the election of directors shall be elected directors of the Company. Abstentions with respect to the election of a nominee for Director will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors. Cumulative voting is not permitted.

        APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN

PROPOSAL 2:  PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996
             STOCK OPTION PLAN

General

          On February 9, 1996, the Company's Board of Directors adopted the Company's 1996 Stock Option Plan, subject to stockholder approval (the "Stock Option Plan"). The following summary of the provisions of the Stock Option Plan is qualified in its entirety by express reference to the text of the Stock Option Plan attached as Exhibit I hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the Stock Option Plan.


Shares Granted and Reserved

          Under the Stock Option Plan, a total of 1,000,000 shares of Common Stock are reserved to be issued upon exercise of options granted under the plan, subject to adjustment in the event of, among other things, an increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. As of May 10, 1996, options for the purchase of a total of 500,000 shares had been granted and were outstanding under the Stock Option Plan at an exercise price of $1.66 per share.
Such exercise price was equal to the fair market value of the Common Stock on the date of grant. Included within such total are options granted to the Company's President, Michael F. Daniels, the Company's Chief Financial Officer and Secretary, William J. Vargas and the President of the Company's wholly-owned subsidiary, William
G. McMurtrey, to purchase 250,000, 70,000 and 60,000 shares of Common Stock, respectively. The options granted to employees vest in three equal annual installments and expire five years from the date of grant.

          On May     , 1996 the closing sales price of the
Company's Common Stock on The Nasdaq Stock Market's SmallCap Market
(the "Nasdaq Market") was $   .     per share.

Plan Description

          Purpose. The Purpose of the Stock Option Plan is to strengthen the Company by providing an incentive to its employees, consultants and directors and encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Common Stock of the Company.

          Administration. The Stock Option Plan provides that it shall be administered by a disinterested committee consisting of at least two persons chosen by the Board of Directors (the "Committee"). The Committee must consist of at least two directors who are "disinterested" persons as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Presently, Messrs. Segall and Ashcroft comprise the Stock Option Committee (hereafter the "Committee"), responsible for administering the Stock Option Plan with respect to awards to key employees and directors, respectively. Subject to the terms of the Stock Option Plan, the Committee has full power to select, from among the employees and directors eligible for option grants, the individuals to whom options will be granted, and to determine the specific terms and conditions of each option grant in a manner consistent with the Stock Option Plan; to waive compliance by participants with terms and conditions of option grants; to modify or amend option grants in a manner consistent with the Stock Option Plan; to interpret the Stock Option Plan and decide any questions and settle all controversies and disputes that may arise in connection therewith; and to adopt, amend, and rescind rules and regulations for the administration of the Stock Option Plan. Determinations of the Committee on all matters relating to the Stock Option Plan are conclusive.

          Eligibility. Options may be granted to any employee, consultant or director of the Company, provided that incentive stock options (as defined below) may only be granted to employees and to directors who are also employees. Under Exchange Act Rule 16b-3, a member of the Committee may not participate in the Stock Option Plan.

          Options: Grants and Exercise. The Stock Option Plan permits the granting of non-transferable stock options that qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and non-transferable stock options that do not so qualify ("non-statutory options"). The option exercise price of each option is to be determined by the Committee, but it may not be less than 100% of the fair market value of the shares on the date of grant (110% in the case of a person who owns stock possessing more than 10% of the voting power of the Company (a "10% stockholder")). For purposes of the Stock Option Plan, "fair market value" on any given date means the last sales price at which Common Stock is traded on such date as reflected on the Nasdaq Market.

          The term of each option shall be determined by the Committee; provided, however, in the case of an ISO, the term may not exceed ten years from the date of grant (five years, in the case of a 10% stockholder); non-statutory options have a term limited to ten years (five years, in the case of a 10% stockholder) from the date of grant.

          The Committee determines at what time or times and under what conditions (including performance criteria) each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee also determines, at the time of grant of each option, the terms and conditions under which the options granted to a participant may be exercised in the event of such participant's termination of service as an employee or director as a result of death, disability or termination of employment.

          To the extent not otherwise provided by the Committee, options granted to employees become exercisable in three installments, each equal to one-third of the entire option granted and exercisable on the first, second and third anniversaries of the grant date, respectively. In the event of termination of a participant's service to the Company, vested options may be exercised within six months following the date of death or following a determination of disability and within three months following termination for any other reason; except that, if such termination is for cause, the options will not be exercisable following such termination. In no event may an option be exercised later than the date of expiration of the term of the option as set forth in the agreement evidencing such option.

          In order to exercise an option, the participant must provide written notice and full payment to the Secretary of the Company. The option exercise price of options granted under the Stock Option Plan must be paid for in cash or other shares of Common Stock upon such terms and conditions as determined by the Committee. The Committee may require that upon exercise of an option, certificates representing shares thereby acquired bear an appropriate restrictive legend if the sale of the shares has not been registered under the Securities Act of 1933, as amended.

          No option may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an option may only be exercised by him or her.

          Mergers and Consolidations. In the event of a dissolution or liquidation or merger or consolidation of the Company, the options shall continue in effect in accordance with their respective terms, and each participant shall be entitled to receive the same number and kind of stock, securities, cash, property or other consideration that each holder of Common Stock was entitled to receive in the transaction in respect of the Common Stock.

          Amendment. The Committee may amend the Stock Option Plan or any outstanding option for any purpose which may at the time be permitted by law, except that no amendment or termination of the Stock Option Plan may adversely affect the rights of any participant (without his or her consent) under an option previously granted.

          Term of Plan. Unless sooner terminated by the Board, the Stock Option Plan will terminate at the tenth anniversary of the date of adoption by the Board.


Certain Federal Income Tax Consequences

          The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the Stock Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a Stock Option Plan participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complex, and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the Stock Option Plan should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Stock Option Plan. This discussion is based on the Code as currently in effect.

          If an option (whether an ISO or non-statutory) is granted to a participant in accordance with the terms of the Stock Option
Plan, no income will be recognized by such participant at the time the option is granted.

          Generally, on exercise of a non-statutory option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and, in the case of any employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a non-statutory option. Such amount will be deductible for tax purposes by the Company in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-statutory option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the non-statutory option.

          Generally, on exercise of an ISO, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received ("ISO shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax ("AMT"). Upon the disposition of the ISO shares, the employee will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the employee disposes the ISO shares within two years after the date of option grant or within one year after the date of option exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain.

          If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, proposed Treasury Regulations would provide that, if the previously owned shares are ISO shares and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned ISO shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. If an otherwise qualifying ISO first becomes exercisable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a non-statutory option.

          Section 16(b) of the Exchange Act generally requires officers, directors and 10% stockholders of the Company to disgorge profits realized by buying and selling the Company's Common Stock within a six month period. Consequently, by application of Code
Section 83 to those participants who are subject to Section 16, generally the relevant date for recognizing and measuring the amount of ordinary income in connection with an exercise of a non-statutory option (or AMT in the case of an ISO), as well as the relevant date for recognizing and measuring the amount of an employee's ordinary income and the Company's tax deduction in connection with a disqualifying disposition of ISO shares as discussed above, will be the later of: (i) six months following the date of grant, and (ii) the date of exercise of the option unless such participants elect otherwise under Code Section 83(b).


Board Recommendation

          The Board of Directors recommends that stockholders vote FOR the approval of the Stock Option Plan.


Vote Required

          The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the Stock Option Plan. Approval of the Stock Option Plan by stockholders is required for ISO options granted under the Stock Option Plan to meet the requirements of Code Section 422 and for options granted under the Stock Option Plan to persons potentially liable under
Section 16 of the Exchange Act to be exempt from liability to the extent provided under Exchange Act Rule 16b-3. Abstentions will have the same effect as a vote against the approval of the Stock Option Plan and broker non-votes will have no effect on such vote.

                  INCREASE IN AUTHORIZED SHARES

PROPOSAL 3:  APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
             INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

          The Board of Directors has recommended the adoption of an amendment to the Company's Certificate of Incorporation which will increase the authorized Common Stock from 10,000,000 shares to 12,500,000 shares.

          During the past few months, the Board of Directors of the Company has authorized the issuance of warrants, as part of securities offerings, and options, including options under the 1996 Stock Option Plan. The Company is required to increase the authorized number of shares of Common Stock in order to reserve the shares for issuance under those warrants and options and to enhance the Company's flexibility in connection with possible future actions such as stock dividends or splits, acquisitions, adoption of stock option or similar employee benefit plans, the funding of capital and operating expenditures or other corporate purposes.
The future issuance of any newly authorized stock, if any, would be authorized by resolution of the Board of Directors without further approval of the stockholders. At this time, other than to be reserved for issuance pursuant to certain presently outstanding options and warrants, no specific use for the increased shares is contemplated.

          The additional Common Stock would be authorized subject to the same voting rights which now apply. As provided for in the Board of Directors resolution, the FOURTH paragraph of the Company's Certificate of Incorporation will be amended to read as follows:

          FOURTH:  A.  The Corporation shall be authorized to issue
(i) twelve million, five hundred thousand (12,500,000) shares of common stock, one cent ($.01) par value...

Board Recommendation

          The Board of Directors recommends that stockholders vote FOR the adoption of an amendment to the Company's Certificate of Incorporation which will increase the authorized Common Stock.

Vote Required

          The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to approve the amendment to the Company's Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the approval of the amendment to the Company's Certificate of Incorporation.

                 INDEPENDENT PUBLIC ACCOUNTANTS

PROPOSAL 4:  RATIFICATION OF APPOINTMENT OF INDEPENDENT
             ACCOUNTANTS

          The Board of Directors has selected KPMG Peat Marwick LLP to audit the accounts of the Company for the fiscal year ended December 31, 1996. The Company has an Audit Committee with responsibility for recommending the engagement of certain auditors. Approval of the recommendation of the Audit Committee is made by the Board of Directors as a whole.

          Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to consider the selection of other auditors for the fiscal year ending December 31, 1996.

          Representatives of KPMG Peat Marwick LLP are expected to be present at the 1996 Meeting. Such persons will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


Recommendation of the Board of Directors

          The Board of Directors recommends that the stockholders vote "FOR" ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for the Company.


Vote Required

          The affirmative vote of at least a majority of votes cast of all shares of Common Stock present, or represented, at the 1996 Meeting and entitled to vote is required to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company. Abstentions and broker non-votes will have no effect on such vote.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of April 10, 1996, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Act of 1934) of shares of Common Stock, $0.01 par value, of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and Directors as a group:

=================================================================
                           Amount and Nature
Name and Address of          of Beneficial           Percentage of
Beneficial Owner (1)         Ownership (2)             Class (3)
- ------------------------------------------------------------------
Michael F. Daniels           468,125 (4)                 14.4%
- ------------------------------------------------------------------
William G. McMurtrey         145,138 (5)                  4.6%
- ------------------------------------------------------------------
L. Derrick Ashcroft           72,500 (6)                  2.3%
- ------------------------------------------------------------------
Larry M. Segall               66,875 (7)                  2.1%
- ------------------------------------------------------------------
David C. Ward                 15,000 (8)                  (9)
- ------------------------------------------------------------------
Select Media, Inc.           275,000 (10)                 8.8%
- ------------------------------------------------------------------
All Directors and
Executive Officers as
a Group (6 persons)          795,138                     23.5%
=================================================================

(1)       The address for all individuals identified herein is 6540
          S. Pecos Road, Suite 103, Las Vegas, Nevada  89120.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or upon the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options or warrants or shares of convertible securities that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

(3) Based on 3,129,319 shares of Common Stock outstanding as of April 10, 1996.

(4)       Includes options to purchase 101,250 shares of Common
          Stock granted to Mr. Daniels which are currently exercisable and options to purchase 12,500 shares of Common Stock which are exercisable within 60 days hereof.

(5) Includes options to purchase 6,250 shares of Common Stock granted to Mr. McMurtrey which are exercisable within 60 days of the date hereof.

(6)       Includes options to purchase 72,500 shares of Common
          Stock granted to Mr. Ashcroft which are currently exercisable.

(7)       Includes options to purchase 54,000 shares of Common
          Stock granted to Mr. Segall which are currently exercisable.

(8) Includes options to purchase 5,000 shares of Common Stock granted to Dr. Ward which are currently exercisable.

(9)       Represents less than one percent ownership.

(10)      Includes options to purchase 275,000 shares of Common
          Stock which are currently exercisable.

                           MANAGEMENT


Directors and Executive Officers

          The names and ages of the directors and executive officers of the Company and their positions with the Company, are as follows:

==================================================================
Name                            Age              Position
- ----------------------------------------------------------------
Michael F. Daniels              48         Chairman of the Board
                                           President and Chief
                                           Executive Officer,
                                           Director
- ----------------------------------------------------------------
Larry M. Segall                 41         Director
- ----------------------------------------------------------------
Derrick Ashcroft                67         Director
- ----------------------------------------------------------------
David C. Ward                   55         Director
- ----------------------------------------------------------------
William McMurtrey               57         Director
- ----------------------------------------------------------------
William J. Vargas               37         Vice President-
                                           Finance, Chief
                                           Financial Officer,
                                           Treasurer and
                                           Secretary
=================================================================

          Michael F. Daniels. Mr. Daniels has served as Chairman of the Board of Directors, President and Chief Executive Officer since April 1994 and as a Director of the Company since 1983. He served as Chief Operating Officer from March 1993 to April 1994 and as Senior Vice-President-Marketing for more than five years prior thereto. From 1970 to 1983 he was a Senior Systems Engineer with Metropolitan Life Insurance Company.

          Larry M. Segall. Mr. Segall has served as a Director of the Company since November 1989. Mr. Segall has been employed by Tiffany & Co. since 1985 and is currently its Vice President - Treasurer and Controller. From 1983 to 1985 he was Controller of Murjani International Ltd. From 1977 to 1983 he was employed as an auditor with Touche Ross & Co.

          L. Derrick Ashcroft.   Mr. Ashcroft has served as a
Director since August 1994. From 1988 to 1995 he was Chairman of the Board of Cardiopet, Inc., an animal diagnostic firm and from 1986 through 1988 he served as Chairman and President of Ashcroft Rubin, Inc., an equipment leasing company specializing in tax-driven equipment leases. He also currently serves as a Director on the Board's of Tatatech, Inc., a high tech venture capital firm and Telco Technologies, Inc., a telecommunications services company. Mr. Ashcroft is a graduate of Oxford University, England.

          David C. Ward. Dr. Ward has served as a Director of the Company since May 1995. Dr. Ward has been a faculty member, Department of Genetics and Molecular Biographics and Biochemistry, Yale University School of Medicine since 1971 and a Professor since 1982. He is a business advisor to Integrated Genetics, Genzyme Corporation, Seq, Inc., Anco Rx and the Canadian Medical Research Council.

          William G. McMurtrey. Mr. McMurtrey has served as a Director of the Company since June 1994 and as President of Pacific Mountain Computer Products, Inc. since 1978. From 1974 to 1978, Mr. McMurtrey was a Regional Vice President for Telex Corporation and from 1967 to 1974 he was a Branch Manager for the Honeywell Corporation from 1967 to 1974.

          William J. Vargas. Mr. Vargas has served as Vice President-Finance, Chief Financial Officer and Treasurer since May 1995 and as Secretary since February 1996. From July 1993 through January 1995, Mr. Vargas was the Senior Director of Finance for Fitzgeralds Casino/Hotel in Las Vegas, Nevada and from February 1995 through April 1995 he was an independent financial consultant. From July 1990 to December 1991 and from January 1992 to July 1993 he was the Chief Financial Officer of Electronic Data Technologies and Sport of Kings, Inc., respectively, two publicly traded gaming companies. From July 1984 to July 1990 he was employed as an auditor with Arthur Andersen & Co.

Meetings and Committees of the Board of Directors

          The Board of Directors held a total of five meetings during the fiscal year ended December 31, 1995. All incumbent directors attended at least seventy-five percent of those meetings and of its committees of the Board on which they served.

          The Board of Directors has the following committees, the current composition of which is as follows: the Compensation Committee, comprised of Messrs. Daniels, Segall and Ashcroft; the Audit Committee, comprised of Messrs. Segall and Ashcroft; and the Stock Option Plan Committee, comprised of Messrs. Segall and Ashcroft.

          The Compensation Committee is charged with periodically reviewing the compensation of the Company's officers and employees and recommending appropriate adjustments. The
Compensation Committee met five times during fiscal year 1995.

          The Audit Committee of the Board of Directors recommends engagement of the Company's independent accountants and is primarily responsible for reviewing their performance and their fees and for reviewing and evaluating with the independent auditors and management the Company's accounting policies and its system of material accounting controls. The Audit Committee met five times during fiscal year 1995.

Compensation of Directors

          Each director of the Company who is not an employee of the Company is paid $1,000 per month. In addition, each director of the Company is entitled to participate in the Company's 1991 and 1993 Director Stock Option Plans and the 1994 Stock Option Plan, and, other than directors who act as members of the Stock Option Committee, will be eligible to participate in the 1996 Stock Option Plan. Issuances of options under the 1991 and 1993 Director Stock Option Plans and the 1994 Stock Option Plan are determined by the Director Stock Option Plan Committee and the Key Employee Stock Option Plan Committee, respectively, in their sole discretion. Issuances of options under the 1996 Stock Option Plan will also be determined in the same manner. In addition, in May 1996, Messrs. Ward, Ashcroft and Segall, Directors of the Company, were granted options to purchase 25,000, 75,000 and 200,000 shares respectively of the Company's Common Stock at an exercise price of $1.66.

Compliance with Stock Ownership Reporting Requirements

          Under Section 16(a) of the Exchange Act, the Company's directors, its officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file by these dates during or with respect to 1995. All of these filing requirements were satisfied by its directors, officers and ten percent holders. In making these statements, the Company has relied on the written representations of its directors, officers and its ten percent holders and copies of the reports that they have filed with the Commission.

Executive Compensation

          The following table sets forth certain information with respect to the compensation paid and accrued to the Chief Executive Officer of the Company for services rendered during the three fiscal years ended December 31, 1995. No other executive officer received annual compensation in excess of $100,000 in any of the three fiscal years ended December 31, 1995. This information includes the dollar value of base salaries, bonuses, awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

===========================================================================
              SUMMARY COMPENSATION TABLE
- ---------------------------------------------------------------------------
                        ANNUAL COMPENSATION
- -------------------------------------------------------------------------
Name and                                                    Other Annual
Principal Position    Year      Salary($)     Bonus($)      Compensation($)
- ---------------------------------------------------------------------------
Michael F. Daniels    1995      254,808      25,000(1)      198,987(2)
  President,
  Chief Executive
  Officer, Director
- ---------------------------------------------------------------------------
                      1994      188,314     732,000(4)      192,148(2)
- ---------------------------------------------------------------------------
                      1993      146,652       -----         199,149(2)
- ---------------------------------------------------------------------------
   READ AS A CONTINUATION FROM ABOVE
- ---------------------------------------------------------------------------
                               LONG TERM COMPENSATION
                                          AWARDS
- ---------------------------------------------------------------------------
                             Restricted   Securities
Name and                     Stock        Underlying       All Other
Principal Position   Year    Awards       Option SARs(#)   Compensation($)
- ---------------------------------------------------------------------------
Michael F. Daniels   1995      -----         79,000           4,500(3)
  President,
  Chief Executive
  Officer, Director
- ---------------------------------------------------------------------------
                     1994      -----         -----            4,500(3)
- ---------------------------------------------------------------------------
                     1993      -----         15,625             -----
===========================================================================

(1)  Consists of accrued bonus pursuant to employment contract.

(2) Consists of commission income based upon realization of excess residual values related to leases entered into prior to May 15, 1993.

(3)  Represents company matching contribution to 401(k) Profit Sharing
     Plan.
(4) Consists of 300,000 shares of restricted common stock at a quoted market price of $2.44 granted in lieu of discretionary commissions.


          The following table discloses for the Chief Executive Officer each stock option grant in the last fiscal year as a percentage of total options granted to Employees in such Fiscal Year.

=========================================================================
                                    Percent of
                     Number of      Total
                     Securities     Options/SAR's
                     Underlying     Granted         Exercise
                     Options/SAR's  to Employees    or Base      Expiration
Name                 Granted (#)    In Fiscal Year  Price($/Sh)  Date
- -------------------------------------------------------------------------
Michael F. Daniels     50,000         27.4%          $1.06     5-03-00
- -------------------------------------------------------------------------
Michael F. Daniels     29,000         15.9%          $1.06     8-14-00
===========================================================================


          The following table discloses for the Chief Executive Officer each stock option exercised in the last fiscal year and the value of all options at the end of the last fiscal year.

===============================================================================
                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION/SAR VALUES
- -------------------------------------------------------------------------------
                                                                 Value of
                                                                 Unexercised
                                             Number of          In-the Money
                                             Securities           Options/
                                         Underlying Options/      SARs at
                                         SARs at FY-END(#)       FY-End($)*
                  Shares
                  Acquired On
                  Exercise                Exercis-  Unexer-  Exercis-  Unexer-
Name              (#)        Realized($)  able      cisable  able      cisable
- -------------------------------------------------------------------------------

Michael F. Daniels  0             0        101,250   79,000   $93,436  $49,573
===============================================================================

* The last sales price for the Common Stock on the Nasdaq Stock Market on December 31, 1995 was $1.6875.


Employment Contract with Michael F. Daniels

          Michael F. Daniels serves as the Company's President and Chief Executive Officer under an employment agreement dated July 1, 1995 and expiring June 30, 2000. Mr. Daniels is compensated at a rate of $250,000 per annum and is eligible for a bonus based on the Company's performance. In addition, Mr. Daniels is entitled to receive commissions equal to 25% of the net proceeds realized by the Company from any subsequent sale or lease of certain equipment subject to leases which commenced prior to May 15, 1993 in excess of the residual value of such equipment.

Certain Relationships and Related Transactions

          Customer Relationship. Mr. Segall, a director of the Company, is also an officer of Tiffany & Co., which is one of the Company's customers. Mr. Segall receives no cash or other remuneration from the Company other than a fee for his services as a director and participation in certain of the Company's stock option plans. The Company believes the terms of its arrangement with Tiffany & Co. are fair and have been reached on an arms-length basis.

Incorporation by Reference

          This Proxy Statement incorporates by reference by the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1995 (included in the Company's 1995 Annual Report to Shareholders) and the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, copies of which have been delivered to stockholders of this Company, together with this Proxy Statement.


                                 MISCELLANEOUS

          Any proposal of a stockholder intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company by December 31, 1996 to be eligible for inclusion in the Company's proxy statement and for the proxy relating to such meeting.

          The Board of Directors does not intend to present and knows of no others who intend to present at the meeting any matter or business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote any proxies on such matters in accordance with their judgment.

          The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Officers and regular employees may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid. The Company may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

                                   By order of the Board of Directors,



                                   ---------------------------------
                                   Michael F. Daniels, President

Las Vegas, Nevada
June    , 1996



75876

<Ex-9.1>
                                                   Exhibit A to Proxy Statement

                           Leasing Edge Corporation

                            1996 STOCK OPTION PLAN

                           Leasing Edge Corporation

                            1996 STOCK OPTION PLAN

          1. Purpose. The purpose of this Plan is to strengthen Leasing Edge Corporation by providing an incentive to its employees, consultants and directors, encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Company's common stock under this Leasing Edge Corporation 1996 Stock Option Plan.

          2.  Definitions.  For purposes of the Plan:

          2.1. "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          2.2.  "Board" means the Board of Directors of the Company.

          2.3. "Cause" means with respect to an Eligible Employee, including an Eligible Employee who is a director of the Company, (i) the voluntary termination of employment by such Eligible Employee, (ii) intentional failure to perform, or habitual neglect of, reasonably assigned duties, (iii) dishonesty or willful misconduct in the performance of an Optionee's duties,
(iv) an Optionee's engaging in a transaction in connection with the performance of such Optionee's duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit to the Optionee, (v) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties, (vi) willful violation of any policy adopted by the Company relating to the performance or behavior of employees or
(vii) acts of carelessness or misconduct which have in the reasonable judgment of the Company's Board of Directors, an adverse effect on the Company.

          2.4. "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

          2.5.  "Code" means the Internal Revenue Code of 1986, as amended.

          2.6. "Committee" means a committee consisting of at least two (2) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

          2.7.  "Company" means Leasing Edge Corporation

          2.8. "Consultant Option" means an Option granted to a consultant pursuant to Section 7.

          2.9. "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 5.

          2.10. "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of sixty (60) consecutive days.

          2.11. "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

          2.12. "Eligible Employee" means an officer or other employee of the Company or a Subsidiary who is designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

          2.13. "Employee Options" means an Option granted to an Eligible Employee pursuant to Section 6.

          2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.15. "Fair Market Value" on any date means the last sales price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the last sales price per Share on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published sales prices with respect to the Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

          2.16. "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.17. "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.18. "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

          2.19. "Option" means an Employee Option, a Director Option, a Consultant Option or any or all of them.

          2.20. "Optionee" means a person to whom an Option has been granted under the Plan.

          2.21. "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.22.  "Plan" means the Leasing Edge Corporation 1996 Stock Option
Plan.

          2.23. "Shares" means the common stock, par value $.01 per share, of the Company.

          2.24. "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.25. "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.26. "Ten-Percent Stockholder" means an Eligible Employee or other eligible Plan participant, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.  Administration.

          3.1. The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, fraud or bad faith. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action or failure to act in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.2. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to determine those Eligible Employees to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be

granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

          3.3. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

          4.  Stock Subject to Plan.

          4.1. The maximum number of Shares that may be made the subject of Options granted under the Plan is 1,300,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 9) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason, the Shares allocable to the canceled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

          5.  Option Grants for Nonemployee Directors.

          5.1. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Nonemployee Directors who will receive Director Options, the terms and conditions of which shall be set forth in an Agreement.

          5.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Director Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Director Option shall be not less than the Fair Market Value of a Share on the date the Director Option is granted.

          5.3. Duration. Director Options shall be for a term to be designated by the Committee and set forth in the Agreement evidencing the Option.

          5.4.  Vesting.   Each Director Option shall, commencing not earlier
than the date of its grant, become exercisable in such installments (which need not be equal or may be one installment) and at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Director Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

          6.  Option Grants for Eligible Employees.

          6.1. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no Eligible Employee shall receive an Incentive Stock Option unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

          6.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Employee Option shall be (i) except as provided in clause (ii) of this Section 6.2, not less than the Fair Market Value of a Share on the date the Employee Option is granted; and (ii) with respect to any Incentive Stock Option granted to a Ten Percent Stockholder, not less than 110% of the Fair Market Value of a Share on the date the Option is granted.

          6.3. Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that no Employee Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          6.4. Vesting. Each Employee Option shall, commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Committee, Employee Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of the grant of the Employee Option, the second installment of which shall become exercisable on the second anniversary of the date of grant of the Employee Option, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

          6.5. Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

          7.  Option Grants for Consultants.

          7.1. Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those consultants to the Company or a Subsidiary who will receive Consultant Options, the terms and conditions of which shall be set forth in an Agreement.

          7.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Consultant Option shall be determined by the Committee and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Consultant Option shall be not less than the Fair Market Value of a Share on the date the Consultant Option is granted.

          7.3. Duration. Consultant Options granted hereunder shall be for such term as the Committee shall determine, provided that no Consultant Option shall be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Consultant Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          7.4. Vesting. Each Consultant Option shall, commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Committee and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Committee, Consultant Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of grant of the Consultant Options, the second installment of which shall become exercisable on the second anniversary of the date of grant, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Consultant Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

          8.  Terms and Conditions Applicable to All Options

          8.1. Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of each Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          8.2. Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Committee in its discretion, by any one or a combination of the following: (i) cash, or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. At the Optionee's request and subject to the consent of the Committee, Shares to be acquired upon the exercise of a portion of an Employee Option will be applied automatically to pay the purchase price in connection with the exercise of additional portions of the Employee Option then being exercised. The written notice pursuant to this Section 8.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          8.3. Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

          8.4. Termination of Employment. Unless otherwise provided in the Agreement evidencing the Option, an Option (other than an Option granted to a consultant or a Nonemployee Director) shall terminate upon an Optionee's termination of employment with the Company and its Subsidiaries as follows:

          (a) in the event the Optionee's employment terminates as a result of Disability, the Optionee may at any time within three (3) months after such event exercise the Option or portion thereof that was exercisable on the date of such termination;

          (b) if an Optionee's employment terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised;

          (c) if an Optionee's employment terminates without Cause, the Optionee may at any time within one (1) month after such event exercise the Option or portion thereof that was exercisable on the date of such termination; and

          (d) if an Optionee dies while an employee of the Company or any Subsidiary or within six (6) months after termination as a result of Disability as described in clause (a) of this Section 8.4, the Option may be exercised at any time within six (6) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

          Notwithstanding the foregoing, in no event may any Option be exercised by anyone after the expiration of the term of the Option.

          8.5. Termination of Nonemployee Director Options and Consultant Options. Nonemployee Director Options and Consultant Options granted to Nonemployee Directors and consultants to the Company or a Subsidiary shall terminate under such circumstances as are provided in the Agreement evidencing the Option, and if not expressly specified, as of the close of business on the last day of the term of the Option, but in no event may such an Option be exercised by anyone after the expiration of the term of the Option.

          9.  Adjustment Upon Changes in Capitalization.

          9.1. Subject to Section 10, in the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number or class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

          9.2. Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          9.3. If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

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          10.  Effect of Certain Transactions.

               In the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 2.4 hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in
Section 9 hereof shall be made by the Committee.

          11.  Termination and Amendment of the Program.

          11.1. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

          11.2. Except as provided in Sections 9 and 10 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

          12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          13. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

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          (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          14.  Regulations and Other Approvals; Governing Law.

          14.1. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York.

          14.2. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          14.3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          14.4. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          14.5. Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, or as otherwise determined to be acceptable to the Committee.

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          14.6.  Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said act or pursuant to a exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

          15.  Miscellaneous.

          15.1. Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

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          15.2.  Withholding of Taxes.  (a) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market
Value, on the date preceding the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period or (ii) (A) the Tax Election is made at least six months prior to the date the Option is exercised and (B) the Tax election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

          15.3. Designation of Beneficiary. Each Optionee may designate a person or persons to receive in the event of his or her death, any Option or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.
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          16.  Effective Date.  The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.



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